================================================================================



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------

                                    FORM 8-K

                               ------------------


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of Earliest Event Reported): March 6, 2002

                                   NTELOS INC.
               (Exact Name of Registrant as Specified in Charter)


        Virginia                     0-16751                             54-1443350
(State of Incorporation)       (Commission File Number)       (IRS Employer Identification No.)

                                 P. O. Box 1990
                           Waynesboro, Virginia 22980
                    (Address of principal executive offices)


                                 (540) 946-3500
              (Registrant's telephone number, including area code)






================================================================================

ITEM 5.    OTHER EVENTS.

         On March 6, 2002, NTELOS Inc. entered into Amendment No. 3 (the "Amendment") to the Credit Agreement, dated as of July 26, 2000, as amended (the "Credit Agreement") with Morgan Stanley Senior Funding, Inc., as administrative agent, First Union National Bank, as syndication agent, SunTrust Bank, as documentation agent, Bank of America, N.A and Branch Banking and Trust Company, as co-managing agents and Morgan Stanley & Co. Incorporated, as collateral agent. The Amendment modifies certain financial covenants and other provisions of the Credit Agreement.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND  EXHIBITS.


         (c) Exhibits.

         EXHIBIT       DESCRIPTION
         -------       -----------
           10.1        Amendment No. 3, dated as of March 6, 2002, to the Credit  Agreement,  dated as of July 26,
                       2000, among NTELOS Inc.,  Morgan Stanley Senior Funding,  Inc., as  administrative  agent,
                       First Union National Bank, as syndication  agent,  SunTrust Bank, as documentation  agent,
                       Bank of America,  N.A and Branch  Banking and Trust  Company,  as  co-managing  agents and
                       Morgan Stanley & Co. Incorporated, as collateral agent.

           99.1        Press release dated March 7, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 NTELOS INC.
                                 (Registrant)


                                 By: /s/ Michael B. Moneymaker
                                     ----------------------------------------
                                      Michael B. Moneymaker
                                      Senior Vice President and Chief Financial
                                      Officer, Treasurer and Secretary


Date: March 7, 2002